                                                                 Exhibit 10.1(b)

                     AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

      THIS AMENDMENT NO. 2 (this "Amendment") to the Employment Agreement, by and among MAPCO Express, Inc., ("Employer"), Delek US Holdings, Inc. ("Delek US") and Uzi Yemin ("Employee), entered into and effective as of May 1, 2004, and amended effective as of September 15, 2005 (as amended, the "Employment Agreement"), is dated as of February 1, 2006.

      WHEREAS, Employee, Employer and Delek US are parties to the Employment Agreement; and

      WHEREAS, Employee, Employer and Delek US desire to amend certain terms of the Employment Agreement as described below.

      NOW THEREFORE, in consideration of the mutual promises set forth in this Amendment and intending to be legally bound, Employee, Employer and Delek US agree as follows:

      1. Section 3(b) of the Employment Agreement is hereby amended by deleting the text of the section in its entirety and replacing it with:

         "Termination. Notwithstanding Section 3(a) of this Agreement, either party may terminate this Agreement for any reason upon twelve (12) full months advance notice to the other party. In the event the employment relationship terminates at any time during the Term or at the end of the Term, Employee will be provided with salary continuation for a period of one
(1) full month following the twelve (12)-month notice period; and in the event that Employee voluntarily resigns prior to the end of the Term, Employee will be entitled to salary continuation for a period of one (1) full month following the twelve (12)-month notice period. During any such salary continuation period, Employee will be entitled to receive salary continuation based on the salary set forth in Section 2(a). Furthermore, during such period, if Employee resides in the United States, Employee will be entitled to receive the fringe benefits as described in Section 2(b) and Ancillary Benefits as described in
Section 2(c); however, during such period, if Employee resides in Israel, Employee will be entitled to receive the company-provided vehicle as described in Section 2(c)(1) and the use of the telephones described in Section 2(c)(4). Salary continuation paid during such period shall not be taken into consideration in determining any Bonus Payments and/or Bonus Shares (as defined below)."

      2. This Amendment to the Employment Agreement shall have effect as of the date hereof.

      3. Except as otherwise provided herein, the Employment Agreement shall continue unchanged and in full force and effect.

      4. This Amendment may be executed in counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

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      IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to
Employment Agreement as of the date first above written.

                                      MAPCO EXPRESS, INC.



                                      By:        /s/ Gabriel Last
                                                 -----------------------------
                                                 Name:  Gabriel Last
                                                 Title: Director



                                      By:        /s/ Ronel Ben-Dov
                                                 -----------------------------
                                                 Name:  Ronel Ben-Dov
                                                 Title: Director


                                      DELEK US HOLDINGS, INC.



                                      By:        /s/ Ronel Ben-Dov
                                                 -----------------------------
                                                 Name:  Ronel Ben-Dov
                                                 Title: Director



                                      By:        /s/ Gabriel Last
                                                 -----------------------------
                                                 Name:  Gabriel Last
                                                 Title: Director


                                      /s/ Uzi Yemin
                                      ----------------------------------------
                                      Uzi Yemin


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